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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 5, 2004

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-30045              38-3518829
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                               (313)-567-4348
    (Address of principal                       (Registrant's telephone number,
     executive offices)                              including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last repor

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ITEM 5.  OTHER EVENTS

CATUITY INC. HAS SIGNED A COOPERATIVE MARKETING AGREEMENT WITH EDS, A LEADING GLOBAL INFORMATION TECHNOLOGY COMPANY. EDS PROVIDES A NETWORK AND PROCESSING INFRASTRUCTURE FOR FINANCIAL SERVICES AND RETAIL COMMUNITIES AND WILL BEGIN WORKING WITH CATUITY TO OFFER REAL-TIME LOYALTY SOFTWARE TO CUSTOMERS ON A WORLDWIDE BASIS. IT IS EXPECTED THAT THE COMPANIES' EFFORTS WILL BE SPECIFICALLY AIMED TOWARD EDS CLIENTS IN THE RETAIL AND FINANCIAL SERVICES INDUSTRIES.

WHILE SIGNIFICANT, DUE TO THE INCREASE IN EXPOSURE CATUITY EXPECTS TO GAIN FROM WORKING WITH EDS AND THEIR CLIENTS, THIS AGREEMENT IS NOT EXPECTED TO PRODUCE REVENUE FOR CATUITY IN 2004.












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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CATUITY INC.
                                             (Registrant)


                                    By   /s/ John H. Lowry
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                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

Date:  May 5, 2004






















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